SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934

                         Date of Report: January 3, 2007


                         MILE MARKER INTERNATIONAL, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)

        0-26150                                      11-2128469
        -------                                      ----------
(Commission File Number)               (IRS Employer Identification Number)


                 2121 Blount Road, Pompano Beach, Florida 33069
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code : (954) 782-0604
                                                            --------------

                -------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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     Item 2.03 - Creation of a Direct Financial Obligation
     -----------------------------------------------------

     On December 27, 2006, Mile Marker International, Inc. (the "Registrant") completed the private placement of $300,000 of 10% Subordinated Unsecured Convertible Notes to several accredited investors under U.S. Securities and Exchange Regulation D, Rule 506. These Notes have a term of three years and are convertible into common shares of the Registrant's stock at a price of $2.50 per share.

     On December 29, 2006, Mile Marker, Inc., a wholly-owned subsidiary of the Registrant, completed the funding of a term loan in the amount of $2,250,000 from Lehman Brothers Bank, FSB, secured by a mortgage on the Registrant's headquarters building and guaranteed by the Registrant and the Registrant's principal shareholder. The loan has a term of thirty years and bears interest at a fixed rate of 7.56% for a period of five years.

     Item 9.01 Financial Statements and Exhibits
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     Exhibit No.                    Description
     -----------                    -----------

         4.3     Form of Subordinated Unsecured Convertible Note*

        10.4     Form of Promissory Note to Lehman Brothers Bank, FSB*

        10.5     Form of Commercial Guaranty by Mile Marker International, Inc.*

        99.1     Press release issued by the Registrant dated January 3, 2007*

          * Filed herewith


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MILE MARKER INTERNATIONAL, INC.
                                      -------------------------------
                                            (Registrant)



Dated:  January 3, 2007                       /s/  Alvin A. Hirsch
                                       By:     _____________________________
                                           Alvin A. Hirsch, Secretary, Treasurer
                                               and Chief Financial Officer



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